UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 1, 2014

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2014, West Pharmaceutical Services, Inc. (Company) issued a press release announcing its financial results for the first quarter ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the Company’s presentation materials used during the call will be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in "Item 2.02 Results of Operations and Financial Condition," including the exhibit referred to therein, is incorporated herein by reference.

The information included in Items 2.02 and 7.01 (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (Exchange Act) or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Earnings Press Release, dated May 1, 2014.
	Exhibit 99.2	West Pharmaceutical Services, Inc. Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

May 1, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Earnings Press Release, dated May 1, 2014.
99.2	West Pharmaceutical Services, Inc. Presentation Slides.

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